                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 28th day of March, 1994.




                                     /s/ J.P. Bolduc
                                   _________________________
                                   J.P. Bolduc

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 15th day of March, 1994.




                                    /s/ Wendell F. Bueche
                                   _________________________
                                   Wendell F. Bueche

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 28th day of March, 1994.




                                     /s/ Jon F. Chait
                                   _________________________
                                   Jon F. Chait

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 14th day of March, 1994.




                                    /s/ Glenn A. Francke
                                   _________________________
                                   Glenn A. Francke

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 28th day of March, 1994.




                                    /s/ G.H. Gunnlaugsson
                                   _________________________
                                   G.H. Gunnlaugsson

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 14th day of March, 1994.




                                    /s/ Burleigh E. Jacobs
                                   _________________________
                                   Burleigh E. Jacobs

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 17th day of March, 1994.




                                    /s/ Jack F. Kellner
                                   _________________________
                                   Jack F. Kellner

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 28th day of March, 1994.




                                    /s/ D.J. Kuester
                                   _________________________
                                   D.J. Kuester

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 16th day of March, 1994.




                                    /s/ Don R. O'Hare
                                   _________________________
                                   Don R. O'Hare

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 14th day of March, 1994.




                                    /s/ J.A. Puelicher
                                   _________________________
                                   J.A. Puelicher

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 14th day of March, 1994.




                                    /s/ James O. Wright
                                   _________________________
                                   James O. Wright

                  DIRECTOR'S POWER OF ATTORNEY

          The undersigned director of Marshall & Ilsley Corporation, a
Wisconsin corporation, hereby constitutes and designates each of J. B. Wigdale and M. A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1993 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney to said Form 10-K and any and all amendments and/or supplements thereto.

          Dated this 28th day of March, 1994.




                                    /s/ J.B. Wigdale
                                   _________________________
                                   J.B. Wigdale